UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 29, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)

94404
(Zip Code)

(650) 574-3000
(Registrant’s telephone number, including area code)

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 29, 2004

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing earnings for the quarter ended June 30, 2004. A copy of the earnings press release is filed as Exhibit 99.1 to this report.

Each non-GAAP financial measure presented in the earnings press release is included because our management uses this information to monitor and evaluate on-going results and trends excluding certain items.  Our management believes the non-GAAP information is also useful for investors because our sale of warrants to purchase common stock of Eyetech Pharmaceuticals, Inc. was a a transaction that was unusual due to its nature, size and infrequency.  Consequently, excluding  the gain on the sale of these warrants from our results provides users of the financial statements an important insight into our results and related trends that affect our core business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: July 29, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 29, 2004